ADENDA AL CONTRATO DE EXPLORACION CON OPCIÓN DE EXPLOTACIÓN DEL AREA MINERA LA JOSEFINA

Entre FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO con domicilio en Alberdi Nº 643 de la Ciudad de Río Gallegos, Provincia de Santa Cruz, representada en este acto por su Vicepresidente Licenciado Jorge Raúl Valvano, Documento Nacional de Identidad Nº 8.557.770 por una parte, en adelante FOMICRUZ S.E. y por la otra la empresa CERRO CAZADOR S.A., con domicilio especial en Pasaje Feruglio Nº 157 de la Ciudad de Río Gallegos, Provincia de Santa Cruz, representada en este acto por su Presidente Danilo Patricio SILVA, Documento Nacional de Identidad Nº 14.924.939, en adelante CCSA y en conjunto LAS PARTES.

CONSIDERANDO:

A) Que con fecha 24 de Julio de 2007 LAS PARTES celebraron el Contrato de Exploración con Opción de Explotación del Área Minera La Josefina (el "Contrato"), mediante el cual CCSA adquirió el derecho de explorar las propiedades mineras que comprenden el Proyecto La Josefina en el departamento Deseado de la Provincia de Santa Cruz.

B) Que conforme surge del artículo SEGUNDO del Contrato y de sus anexos, el programa de exploración originalmente pautado establecía una inversión mínima por parte de CCSA de Dólares Estadounidenses Seis Millones (USD 6.000.000) y un plazo de cuatro (4) años, finalizado el 30 de Junio de 2011.

C) Que con fecha 20 de Abril de 2011 CCSA presentó una nota solicitando se conceda una ampliación del plazo de exploración del Proyecto La Josefina.

D) Que hasta el día de la fecha CCSA lleva invertidos en la exploración del Proyecto La Josefina la suma aproximada de Dólares Estadounidenses Nueve Millones (USD 9.000.000) y tiene la firme intención de seguir con el plan de inversiones en beneficio del área en cuestión.

E) Que con fecha 9 de Mayo de 2011, mediante Resolución N° 115/2011 FOMICRUZ S.E. procedió a aceptar el pedido de ampliación del Plazo de Exploración para el Proyecto La Josefina en cuatro (4) años o 500.000 Onzas de oro equivalente, lo que ocurra primero.-

F) Que CCSA ha demostrado sobrada buena fe y voluntad en lo que a la inversión originalmente establecida respecta, superando la misma en, aproximadamente, un cincuenta por ciento (50%) excediendo así, ampliamente, la inversión mínima prevista. Consecuentemente en atención a lo antedicho y para permitir a CCSA destinar mayores montos a la inversión comprometida, FOMICRUZ S.E. no requerirá garantía de cumplimiento adicional alguna.

G) Que LAS PARTES están en tratativas muy avanzadas para la firma de un nuevo contrato en relación al Proyecto La Valenciana en el Departamento Deseado de la Provincia de Santa Cruz, el cual linda con el Proyecto La Josefina.

H) Que debido a la sinergia existente entre el Proyecto La Josefina y el Proyecto La Valenciana, LAS PARTES entienden que resultaría beneficioso trabajar en pos de la vinculación y posible explotación conjunta de dichos proyectos. Como consecuencia de tal circunstancia y de lo antedicho, deviene necesario modificar las cláusulas pertinentes del Contrato.

POR LO TANTO, tomando en consideración lo antedicho, LAS PARTES acuerdan lo siguiente:

PRIMERA: Modificar el artículo SEGUNDO del Contrato el cual quedará redactado de la siguiente manera: "**SEGUNDO: PLAZO**: El plazo inicial del período de exploración es de cuatro (4) años se conforma con tres sub-períodos los dos primeros de un año cada uno de ellos y el tercer sub-período de dos (2) años de duración. Transcurrido el plazo inicial, CCSA tendrá

derecho a continuar con la exploración por un plazo adicional de cuatro (4) años o hasta obtener reservas por quinientas mil (500.000) onzas de oro equivalente, lo que ocurra primero. Este último período contempla el tiempo necesario para la ejecución de los trabajos de Pre-factibilidad y Factibilidad económica del Proyecto. Sin perjuicio de lo antedicho, LAS PARTES acuerdan que si transcurrido el plazo adicional de cuatro (4) años no se hubiesen obtenido reservas por quinientas mil (500.000) onzas de oro equivalente, CCSA tendrá derecho a continuar, previa acreditación del cumplimiento de la inversión comprometida a la fecha, con la exploración por un segundo plazo adicional de cuatro (4) años. CCSA tendrá derecho a ejercer la opción por la explotación por el término de 40 años en las condiciones previstas en el presente Convenio, una vez cumplida la etapa de exploración, en los términos y condiciones del Pliego del Concurso Público 05/06".

SEGUNDA: Modificar el artículo TERCERO del Contrato el cual quedará redactado de la siguiente manera: "**TERCERO:** CCSA se obliga a efectuar el desarrollo del programa de exploración minera conforme a la oferta, su mejora presentada al Concurso 05/06 el que como Anexo I forma parte integrante del presente y la nueva propuesta económica que como Anexo IV forma parte integrante del presente, en el tiempo que el mismo detalla para cada sub-período y períodos adicionales, por un monto de US$ 12.000.000, con la posibilidad de incrementar dicho monto en US$ 6.000.000 adicionales en caso de continuar con la exploración por un segundo plazo adicional más allá del 30 de Junio de 2015.- Cualquier modificación que CCSA, durante el desarrollo de la inversión, considere y fundamente, que se debe efectuar a dicho programa de Exploración, deberá ser sometido a consideración de FOMICRUZ S.E. sin que en ningún supuesto dicha modificación pueda disminuir el monto de las inversiones comprometidas. Si FOMICRUZ S.E. no se expidiera en el plazo de 60 días corridos desde la fecha de la presentación completa de la documentación elevada en consulta por CCSA, se considerará que no tiene objeciones que formular a la misma.-

Sin perjuicio de lo antedicho, cualquier exceso de la inversión por parte de CCSA de conformidad al cronograma referido, durante cualquier sub-período

y/o periodo adicional, será considerado como adelanto de la inversión comprometida para el siguiente sub-período y/o período adicional.-".

TERCERA: Modificar el artículo CUARTO del Contrato el cual quedará redactado de la siguiente manera: "**CUARTO**: FOMICRUZ S.E. otorga a CCSA el derecho de optar por la explotación del área "La Josefina" debiendo para ello haber cumplimentado el plan de inversiones y cumplido la etapa de exploración.- Presentado el plan de Factibilidad Final, el que será considerado para su aprobación por FOMICRUZ S.E. en un plazo máximo de hasta noventa (90) días desde su presentación, CCSA tendrá un plazo de hasta cuarenta y cinco (45) días desde la notificación que FOMICRUZ S.E. le efectuare, para tomar la opción de explotación, y de tomar dicha opción dentro de los sesenta (60) días siguientes se firmará el Contrato de Usufructo y se constituirá la Sociedad Anónima en el supuesto del Art. 17 de este Contrato. A partir de la firma del Contrato de Usufructo comenzarán a contarse los plazos para el cumplimiento CCSA de las siguientes obligaciones:

a) Dentro de un Plazo determinado que no podrá exceder de nueve (9) meses de concluido el cronograma aceptado de exploración, previa comunicación fehaciente a FOMICRUZ S.E. la preparación para la explotación del Yacimiento, y en un plazo que no podrá exceder de dieciocho (18) meses, a partir de la misma fecha, inicie la construcción de las instalaciones de beneficio e infraestructura necesaria.

b) Dentro de un plazo que se computará a partir del vencimiento establecido en el inciso anterior, el que no podrá exceder de dieciocho (18) meses dé comienzo a la explotación y beneficio de los minerales.

c) La totalidad de los procesos de beneficio, incluidos los necesarios de refinación, se desarrollarán en el territorio de la Provincia de Santa Cruz. Para el cumplimiento de la etapa de refinación, es decir de oro y plata noventa y nueve coma nueve por ciento (99,9%) de ley podrá el Oferente establecer un plazo, adicional de doce (12) meses al plazo establecido en el inciso anterior, toda vez que el estudio de factibilidad establezca la economicidad del mismo.

d) Abonar a FOMICRUZ S.E. una participación porcentual en metal refinado en el lugar que se refine o en efectivo en la Cuenta Corriente de la Institución Bancaria y; en el lugar que FOMICRUZ S.E. indique, sobre el producido conforme lo establecido en el ARTICULO 21° inciso B) del pliego de Bases y Condiciones del Concurso Público 05/06 y la oferta.-

Dentro de las obligaciones que CCSA asume por el presente artículo, las partes dejan expresamente aclarado que el montaje de una refinería solo será obligatorio para CCSA si del Estudio de Factibilidad surge la economicidad de la misma.-

FOMICRUZ S.E. podrá optar por participar en la futura S.A. a constituirse entre las partes, en hasta un máximo del 49 % del capital social debiendo aportar a tal efecto el equivalente en dicho porcentaje de las inversiones realizadas, según el monto consignado en el artículo TERCERO del presente, de conformidad a la siguiente metodología: La participación inicial de FOMICRUZ S.E. en la futura S.A., a constituirse y en las utilidades económicas de la misma será del 19 % (diecinueve por ciento).- Una vez finalizada la Factibilidad Final, y efectuada la opción de Explotación por parte de CCSA, FOMICRUZ S.E. podrá ejercer por única vez una opción de adquisición de hasta el 49 % (cuarenta y nueve por ciento) de participación en la futura S.A. a constituirse, de conformidad al siguiente esquema: a) para adquirir el 10% (diez por ciento) de las acciones y pasar así a ser titular del 29% (veintinueve por ciento) de las acciones FOMICRUZ S.E. deberá reembolsar a CERRO CAZADOR S.A. una suma igual al 10% (diez por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria; b) para adquirir una participación adicional del 10% (diez por ciento) en la futura S.A. pasando de poseer un 29% (veintinueve por ciento) a una participación del 39% (treinta y nueve por ciento), FOMICRUZ S.E. deberá reembolsar a CERRO CAZADOR S.A. una suma igual al 20% (veinte por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria; c) a fin de adquirir una participación adicional del 10% (diez por ciento) en la futura S.A., pasando de poseer una participación del 39% (treinta y nueve por ciento) a una participación del 49% (cuarenta y nueve por ciento), FOMICRUZ S.E. deberá reembolsar a CERRO CAZADOR S.A. una

suma igual al 25% (veinticinco por ciento) de las inversiones documentadas y ejecutadas durante el período de Exploración Complementaria.- Sin perjuicio de lo antedicho, las PARTES acuerdan que si FOMICRUZ S.E. decidiera incrementar su participación societaria inicial, CCSA tendrá el derecho con acuerdo de FOMICRUZ S.E., a recomprar tal incremento a razón de Dólares Estadounidenses doscientos mil (USD 200.000,00) por cada punto porcentual que fuera recomprado hasta que FOMICRUZ S.E. retorne a su participación societaria inicial del 19% (diecinueve por ciento). En caso que FOMICRUZ S.E. decida no incrementar su participación societaria conforme lo estipulado precedentemente o que, habiéndola incrementado CCSA se la recomprara, CCSA tendrá la opción de adquirir un 10% (diez por ciento) de la participación inicial de FOMICRUZ S.E. debiendo, en tal caso, acordar con FOMICRUZ S.E. el monto a abonar .-

CUARTA: LAS PARTES acuerdan que cualquier cláusula del Contrato o anexo al mismo será, de ahora en más, interpretada de conformidad con las modificaciones acordadas a través de las cláusulas PRIMERA, SEGUNDA y TERCERA que anteceden.

QUINTA: LAS PARTES acuerdan que, sin perjuicio de lo establecido en la cláusula CUARTA que antecede, todo artículo del Contrato que no haya sido expresamente modificado por la presente adenda, se encuentra plenamente vigente, y tiene efecto entre LAS PARTES.

En prueba de conformidad, se firman dos ejemplares de un mismo tenor y a un solo efecto a los 15 días del mes de Noviembre de 2012.

p/ FOMICRUZ S.E.	CERRO CAZADOR S.A.
Licenciado Jorge R. Valvano	Licenciado Danilo Patricio Silva
VICEPRESIDENTE	PRESIDENTE

CONTINUA EN EL SELLO DE ACTUACION NOTARIAL Nº B 00544813

GLADIS BUSTOS ESCRIBANA REG. Nº 46 RIO GALLEGOS

CERTIFICO que las firmas que anteceden insertas en una ***Adenda al Contrato de Exploración con Opción de Explotación del Área Minera "La Josefina"*** pertenecen a **JORGE RAUL VALVANO**, Documento Nacional de Identidad número 8.577.770 y **DANILO PATRICIO SILVA**, Documento Nacional de Identidad número 14.924.939, mayores de edad a quienes individualizo conforme a los términos del inciso "C" del articulo 1002 del Código Civil, doy fe, así también como que el primero de los nombrados concurre en nombre y representación en su carácter de Vicepresidente de la Sociedad que gira bajo la denominación de "**FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO" (FO.MI.CRUZ S.E.)**, con domicilio legal en esta Ciudad de Río Gallegos, personería que acredita con: **a)** Estatuto social según escritura de fecha 5 de Enero de 1990 autorizada por la escribana Mayor de Gobierno de esta Provincia doña María Angélica Meana Bunge al número 01 y a fojas 02 del Protocolo Oficial en ese entonces a su cargo, inscripta en el Registro Público de Comercio dependiente del Juzgado Provincial de Primera Instancia en lo Civil, Comercial, Laboral y de Minería número uno con asiento en esta Ciudad bajo el número 1588, Folio 6024/6041, Tomo L el 24 de Enero de 1990; **b)** Modificación de Estatuto Social según escritura de fecha 15 de Mayo de 1990 autorizada por la citada escribana Mayor de Gobierno Meana Bunge al número 33 y a fojas 111 del Protocolo de dicho año del Registro Oficial en ese entonces a su cargo, inscripta ante el mencionado Registro al número 1617, Folio 6211/6214, Tomo L el 30 de Mayo de 1990; **c)** Modificación de Estatuto Social según escritura del 17 de Mayo de 1991 autorizada por la citada escribana Mayor de Gobierno Meana Bunge al número 30 y a fojas 84 del Protocolo de dicho año del Registro Oficial en ese entonces a su cargo, inscripta ante el relacionado Registro al número 1764, Folio 6988/6994, Tomo LII el 16 de Marzo de 1992; **d)** Modificación de Estatuto Social según escritura del 30 de Agosto de 1993 autorizada por la escribana Mayor de Gobierno Lérida Mancilla al número 126 y a fojas

GLADIS BUSTOS ESCRIBANA REG Nº 46

499 del Protocolo de dicho año del Registro Oficial en ese entonces a su cargo, inscripta ante el mencionado Registro al número 2005, Folio 8353/8356, Tomo LIII el 22 de Noviembre de 1993; **e)** Decreto del Poder Ejecutivo Provincial número 101 del 22 de Diciembre de 2011 donde se lo designa como miembro integrante del Directorio de la Empresa; **f)** Con la Resolución número 032 del 12 de Abril de 2012 del Poder Legislativo de la Provincia de Santa Cruz donde presta Acuerdo para su designación; **g)** Con el Acta de Directorio número 317 del 25 de Junio de 2012 del Libro de Actas de Directorio número tres donde se distribuyen los cargos y queda designado como Vicepresidente de la Empresa.- Y el señor Danilo Patricio Silva concurre en nombre y representación de la Sociedad que gira comercialmente bajo la denominación de **"CERRO CAZADOR S.A."**, con domicilio en la Ciudad Autónoma de Buenos Aires, personería que acredita: **a)** Con la escritura de Constitución de Sociedad del 13 de Febrero de 2006, autorizada por el Escribano de la Ciudad de Buenos Aires don Felipe Manuel Yofre, a fojas 262 del Protocolo de dicho año del Registro número 2084 a su cargo, inscripta ante Inspección General de Justicia de Buenos Aires bajo el número 4879 del Libro 31 Tomo de Sociedades por Acciones el 30 de Marzo de 2006; y **b)** Con el Poder General según escritura del 26 de Noviembre de 2007, autorizado por el escribano de la Ciudad de Buenos Aires don Felipe Manuel Yofre, bajo el número 800 y a fojas 2965 del Protocolo de dicho año correspondiente al Registro número 2084 a su cargo; instrumentos que con suficientes facultades tuve a la vista a sus efectos, doy fe; y sus firmas han sido puestas en mi presencia habiéndose extendido el Acta número 392 del Libro de Requerimiento para Certificaciones de Autenticidad de Firmas e Impresiones Digitales número 33 correspondiente al Registro número 46 a mi cargo, doy fé.- Rio Gallegos, 15 de Noviembre de 2012.-

Serie C 01715448

GLADIS BUSTOS
ESCRIBANA
REG. Nº 46

Firma y el sello que anteceden se legalizan en el valor de Nº 00 116130 se agregan.

15 NOV 2012

LEGALIZACION

COLEGIO DE ESCRIBANOS DE LA PROVINCIA DE SANTA CRUZ

LEY 1749 - ART. 48-G

F 00116130

EL COLEGIO DE ESCRIBANOS DE LA PROVINCIA DE SANTA CRUZ, República Argentina en virtud de las facultades que le confieren las Leyes vigentes, LEGALIZA la firma y el sello del escribano don

GLADIS BUSTOS.------------------------

obrantes en el documento anexo, presentado en el día de la fecha bajo el N° 00644813 serie B .... La presente legalización no juzga sobre el contenido y forma del documento.

Río Gallegos, 15 NOV 2012

ADRIANA LETICIA LOPEZ
CONSEJERA
COLEGIO DE ESCRIBANOS
PROVINCIA DE SANTA CRUZ

Serie C 01715448

...l sello que anteceden se legalizan en el valor de ... serie F N° 00116130 se agregan.

15 NOV 2012